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SECOND AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

This SECOND AMENDMENT TO TRANSFER AND ADMINISTRATION
AGREEMENT (this "Amendment"), dated as of July 23rd, 1998 is among ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the
"Company"), NORDSTROM NATIONAL CREDIT BANK, a national banking association (the "Transferor"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor"), and NATIONSBANK, N.A. as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

PRELIMINARY STATEMENTS:

1. The Company, the Transferor, the Bank Investors, and the Agent have entered into a Transfer and Administration Agreement date as of August 14th, 1996, as amended by the First Amendment thereto, dated as of August 19th, 1997 (capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the "Agreement").

2. The Transferor has requested certain amendments to the Transfer and Administration Agreement.

3. The Company is, on the terms and conditions stated below, willing to grant such requests of the Transferor.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to the Agreement.   Effective as of the date hereof
and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, the Transfer and Administration Agreement is hereby amended as follows:

In Section 1.1 of the Agreement, the definition of "Commitment Termination Date" shall be amended such that the reference to the date appearing in such definition shall be amended to read " August 11th, 1999.";

In Section 3.1 of the Agreement, the following subclause (p) shall be inserted immediately follow subclause (o):

(P) Year 2000 Compliance. The Transferor has initiated a review and assessment of all computer applications (including, but not limited to those of its suppliers, vendors, customers and any third party servicers), which are related to or involved in the origination, collection management or servicing of the Receivable (the "Receivable System") and has determined that such Receivable Systems will be, reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1st, 2000 (that is be "Year 2000 Compliant").


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In Section 3.3 of the Agreement, the following subclause (k) shall be inserted immediately following subclause (j):

(K)  Year 2000 Covenant.   The Transferor will promptly notify the Agent in
the event the Transferor discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is necessary for the origination, collection, management, or servicing of the Receivable will not be Year 2000 Compliant on or before January 1st, 1999 and thereafter. The Transferor will deliver simultaneously with any quarterly or annual financial statements or reports to be delivered under the Agreement, a letter signed by an appropriate officer that no material event, problems or conditions have occurred which would prevent or delay the Transferor's plan to become Year 2000 Compliant.

Section 2. Conditions to Effectiveness. This Amendment shall become effective when the Company has executed this Amendment and has received counterparts of this Amendment executed by the Transferor, the Collection Agent, the Bank Investors, and the Agent.

Section 3.      Representations and Warranties.

(a) Authority.    The Transferor has the requisite corporate power and
authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Agreement (as modified hereby).
The execution, delivery and performance by the Transferor of this Amendment and the performance of the Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability.    This Amendment has been duly executed and delivered
by the Transferor. The Amendment (as modified hereby) is the legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties.    The representations and warranties
contained in the Agreement (other than any such representations or warranties that, by their terms, are specifically of the Transferor made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) No Termination Event.    No event has occurred and is continuing that
constitutes a Termination Event.

Section 4.      Reference to and Effect on the Transfer and Administration
Agreement.

(a) Except as specifically amended and modified above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as Waiver of any right, power or remedy of the Company under the Agreement, nor constitute a waiver of any provision of the Agreement.

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Section 5.     Execution in Counterparts.  This amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 6. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall insure to the parties hereof and their respective successors and permitted assigns; provided, however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.  THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE
JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE
SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE
COURT SITTING IN THE CITY OF NEW FOR PURPOSES OF ALL LEGAL
PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR
THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.




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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        ENTERPRISE FUNDING CORPORATION,
                        as Company

                        By:   /s/                      Stewart Cutler
                              ---------------------------------------
                              Name:   Stewart Cutler
                              Title:  Vice President

                        NORDSTROM NATIONAL CREDIT BANK,
                        as Transferor

                        By:   /s/                        Kevin Knight
                              ---------------------------------------
                              Name:   Kevin Knight
                              Title:  President

                        NATIONSBANK, N.A.,
                        as Agent and Bank Investor

                        By:   /s/                   Michelle M. Heath
                              ---------------------------------------
                              Name:   Michelle M. Heath
                              Title:  Senior Vice President

                        ABN AMRO BANK N.V., SEATTLE BRANCH
                        as Bank Investor

                        By:   /s/   Susan Hendrixson / Leif H. Olsson
                              ---------------------------------------
                              Name: Susan Hendrixson / Leif H. Olsson
                              Title: Vice President/Senior Vice President

                        BANK OF AMERICA, N.T. & S.A.
                        as Bank Investor

                        By:   /s/                      Jack T. Wagler
                              ---------------------------------------
                              Name:   Jack T. Wagler
                              Title:  as Attorney-In-Fact

                        MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Bank Investor

                        By:   /s/                    Robert Bottamedi
                              ---------------------------------------
                              Name:   Robert Bottamedi
                              Title:  Vice President